UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2010

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated February 1, 2010 concerning the announcement of financial results for the quarter ended December 31, 2009.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 2.05  Costs Associated with Exit or Disposal Activities

On January 29, 2010, DST began implementation of a plan to reduce its workforce during 2010.  This plan was necessitated by the extended economic downturn which has negatively impacted the financial services industry.  The plan will result in a reduction of approximately 7% of the employee workforce, affecting all DST domestic and international business units.
In connection with this plan, DST anticipates a pre-tax charge in 2010 of approximately $21 million in connection with its payment of related termination benefits.  Approximately $18 million in pre-tax charges will occur in the first half of 2010, with the remaining charges occurring throughout the remainder of 2010.

The information and comments in this Item 2.05 may include forward-looking statements respecting DST and its businesses. Such information and comments are based on DST's views as of today, and actual actions or results could differ. There could be a number of factors, risks, uncertainties or contingencies that could affect future actions or results, including but not limited to those set forth in DST's periodic reports (Form 10-K or 10-Q) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this Item 2.05 to reflect future events.

ITEM 9.01  Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number                                Description

99.1                                News Release dated February 1, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day February, 2010.

DST SYSTEMS, INC.

By:	/s/ Kenneth V. Hager
Name: Kenneth V. Hager
Title: Vice President, Chief Financial Officer and Treasurer